EXHIBIT 99.2



                        MT ULTIMATE HEALTHCARE CORP.

 Proforma Consolidated Financial Statements September 30, 2005 (unaudited)
                     and December 31, 2004 (unaudited)

The unaudited pro-forma consolidated financial statements give effect to the acquisition by MT Ultimate Healthcare Corp. of iTechexpress, Inc. ("iTech"), pursuant to a reverse takeover effective November 4, 2005, and the subsequent acquisition of Drug Consultants, Inc. ("DCI") by iTech effective November 7, 2005. The unaudited pro forma consolidated financial statements have been prepared by management using the accounting principles disclosed in the consolidated financial statements of MT Ultimate Healthcare Corp. as of and for the period ended September 30, 2005 as if the acquisition had occurred on January 1, 2005.

The unaudited pro forma consolidated statement of operations for the year ended December 31, 2004 is based on the unaudited financial statements as if the acquisition had occurred on January 1, 2004. The unaudited pro forma combined financial statements are not necessarily indicative of the results of operations that would have been realized for the period presented, nor do they purport to project the results of operations for any future periods. The unaudited pro forma financial statements should be read in conjunction with the consolidated financial statements of MT Ultimate Healthcare Corp., iTech and DCI as of and for the periods ended December 31, 2004 and September 30, 2005.


                    MT ULTIMATE HEALTHCARE CORP. AND SUBSIDIARIES
                      Unaudited Combined Pro Forma Balance Sheet
                                  September 30, 2005

                       MT Ultimate
                        Healthcare    iTech-
                          Corp.      express,              Pro Forma
                         (Parent)     Inc.       DCI      Adjustments
                        September   September   September  Increase       Pro Forma
                        30, 2005    30, 2005    30, 2005  (Decrease)      Combined
                       ----------  ---------- ----------  ----------     ----------
ASSETS
------
CURRENT ASSETS
 Cash and cash
  equivalents          $        -  $      120 $        -  $        -     $      120
 Accounts receivable,
   net                    217,953      48,017  1,145,912           -      1,411,882
 Other current assets      24,958           -          -           -         24,958
                       ----------  ---------- ----------  ----------     ----------
Total Current Assets      242,911      48,137  1,145,912           -      1,436,960
                       ----------  ---------- ----------  ----------     ----------
PROPERTY AND EQUIPMENT,
 Net                      114,158       1,474          -           -        115,632
                       ----------  ---------- ----------  ----------     ----------
OTHER ASSETS
 Deferred income taxes          -           -      6,032           -       6,032
 Customer-related
  intangible                    -           -          -   1,353,702 (2)  1,353,702
 Goodwill                       -           -          -     536,000 (2)    536,000
                       ----------  ---------- ----------  ----------     ----------
    Total Other Assets          -           -      6,032   1,889,702      1,895,734
                       ----------  ---------- ----------  ----------     ----------
      TOTAL ASSETS     $  357,069  $   49,611 $1,151,944  $1,889,702     $3,448,326
                       ==========  ========== ==========  ==========     ==========


LIABILITIES AND STOCKHOLDERS' EQUITY (DEFICIT)
----------------------------------------------
CURRENT LIABILITIES
 Bank overdraft        $   11,152  $        - $        -  $        -     $   11,152
 Accounts payable and
  accrued expenses        473,078     349,399    455,644    (65,000) (2)  1,213,121
 Notes payable, related
  parties                 116,335           -          -           -        116,335
 Leases payable, current    4,000           -          -           -          4,000
 Loans payable to
  shareholder                   -      23,300          -           -         23,300
 Notes payable, current   268,334           -    210,002     200,000        678,336
 Acquisition Payable            -           -          -   1,705,000 (2)  1,705,000
                       ----------  ---------- ----------  ----------     ----------
Total Current
Liabilities              872,899     372,699    665,646    1,840,000      3,751,244
                       ----------  ---------- ----------  ----------     ----------
LONG-TERM LIABILITIES
 Notes payable            876,401           -          -           -        876,401
 Beneficial conversion
  feature               (229,166)           -          -           -      (229,166)
 Deferred tax liability         -           -          -     536,000 (2)    536,000
 Leases payable               912           -          -           -            912
                       ----------  ---------- ----------  ----------     ----------
 Total Long-Term
 Liabilities              648,147           -          -     536,000      1,184,147
                       ----------  ---------- ----------  ----------     ----------
 Total Liabilities      1,521,046     372,699    665,646   2,376,000      4,935,391
                       ----------  ---------- ----------  ----------     ----------
STOCKHOLDERS' EQUITY
(DEFICIT)
 Common stock, par
  value $0.001 per
  share; 898,333,333
  shares issued and
  outstanding              70,000       1,000    200,000     627,333(1,2)   898,333
 Additional paid-in
  capital               2,635,242           -    182,944 (4,879,496)(1,2)(2,061,310)
 Accumulated equity
  (deficit)           (3,869,219)   (324,088)    103,354   3,765,865(1,2) (324,088)
                       ----------  ---------- ----------  ----------     ----------
 Total Stockholders'
 Equity (Deficit)     (1,163,977)   (323,088)    486,298   (486,298)    (1,487,065)
                       ----------  ---------- ----------  ----------     ----------
TOTAL LIABILITIES AND
STOCKHOLDERS' EQUITY
(DEFICIT)              $  357,069  $   49,611 $1,151,944  $1,889,702     $3,448,326
                       ==========  ========== ==========  ==========    ===========

     See accompanying notes to unaudited proforma financial statements.

               MT ULTIMATE HEALTHCARE CORP. AND SUBSIDIARIES
           Unaudited Combined Pro Forma Statements of Operations

                       MT Ultimate
                        Healthcare    iTech-
                          Corp.      express,              Pro Forma
                         (Parent)     Inc.       DCI      Adjustments
                        September   September  September   Increase        Pro Forma
                        30, 2005    30, 2005    30, 2005   (Decrease)       Combined
                       ----------  ---------- -----------  ----------     -----------
REVENUES
 Service revenues      $1,395,955  $  302,114  $5,303,853  $        -      $7,001,922
 Management fee
  - affiliates                  -      47,422           -           -          47,422
                       ----------  ---------- -----------  ----------     -----------
Total revenues          1,395,955     349,506   5,303,853           -       7,049,314

COST OF REVENUES        1,108,733     200,026   4,670,378           -       5,979,137
                       ----------  ---------- -----------  ----------     -----------
GROSS MARGIN              287,222     149,480     633,475           -       1,070,177
                       ----------  ---------- -----------  ----------     -----------
OPERATING EXPENSES
 General and
  administrative          709,581     100,849     112,575           -         923,005
 Bad debt expense               -      19,271           -           -          19,271
 Compensation and
  fringe benefits               -     302,456           -           -         302,456
 Professional fees              -           -      45,099           -          45,099
 Management fee
  - related party               -           -      94,500           -          94,500
 Sales and marketing            -           -         900           -             900
 Intangible
  amortization                  -           -           -     203,055 (6)     203,055
                       ----------  ---------- -----------  ----------     -----------
   Total operating
    expenses              709,581     422,576     253,074     203,055       1,588,286
                       ----------  ---------- -----------  ----------     -----------
INCOME (LOSS)
FROM OPERATIONS         (422,359)   (273,096)     380,401   (203,055)       (519,109)
                       ----------  ---------- -----------  ----------     -----------
OTHER EXPENSE
 Interest expense         282,356           -     103,713       2,000 (8)     388,069
 Loss on disposal
   of assets               14,581           -           -           -          14,581
                       ----------  ---------- -----------  ----------     -----------
   Total other expense    296,937           -     103,713       2,000         402,650
                       ----------  ---------- -----------  ----------     -----------
NET INCOME (LOSS) BEFORE
 INCOME TAXES           (719,296)   (273,096)     276,688   (205,055)       (920,759)
                       ----------  ---------- -----------  ----------     -----------
PROVISION FOR INCOME
 TAXES                          -           -     116,209   (116,209) (4)           -
                       ----------  ---------- -----------  ----------     -----------
NET INCOME (LOSS)      $(719,296)  $(273,096) $   160,479  $ (88,846)     $ (920,759)
                       ==========  ========== ===========  ==========     ===========
BASIC LOSS PER
COMMON SHARE           $  (0.011)         N/A         N/A  $  (0.001)
                       ==========  ========== ===========  ==========
WEIGHTED AVERAGE NUMBER
 OF COMMON SHARES
 OUTSTANDING           63,376,671         N/A         N/A 891,710,004
                       ==========  ========== ===========  ==========

         See accompanying notes to unaudited proforma financial statements.

                    MT ULTIMATE HEALTHCARE CORP. AND SUBSIDIARIES
                Unaudited Combined Pro Forma Statements of Operations

                       MT Ultimate
                        Healthcare    iTech-
                          Corp.      express,              Pro Forma
                         (Parent)     Inc.       DCI      Adjustments
                        September   September  September   Increase        Pro Forma
                        30, 2005    30, 2005    30, 2005   (Decrease)       Combined
                       ----------  ---------- -----------  ----------     -----------
REVENUES
 Service revenues      $2,072,236  $  391,412 $ 4,069,580  $        -     $ 6,533,228
 Management fee -
  affiliates                    -     113,825           -           -         113,825
                       ----------  ---------- -----------  ----------     -----------
Total Revenues          2,072,236     505,237   4,069,580           -       6,647,053

COST OF REVENUES        1,521,353     220,383   3,545,591           -       5,287,327
                       ----------  ---------- -----------  ----------     -----------
GROSS MARGIN              550,883     284,854     523,989           -       1,359,726
                       ----------  ---------- -----------  ----------     -----------
OPERATING EXPENSES
 General and
  administrative          449,210      87,711    144,328            -         681,249
 Bad debt expense         119,519      44,183          -            -         163,702
 Compensation and
  fringe benefits         420,429      96,745          -            -         517,174
 Depreciation and
  amortization             32,147       4,572          -            -          36,719
 Professional fees
  and consulting        1,894,393       6,807          -            -       1,901,200
 Management fee -
  related party                 -           -     99,000            -          99,000
 Intangible amortization        -           -          -      270,740 (5)     270,740
                       ----------  ---------- -----------  ----------     -----------
   Total Operating
   Expenses             2,915,698     240,018     243,328     270,740       3,669,784
                       ----------  ---------- -----------  ----------     -----------
INCOME (LOSS) FROM
OPERATIONS             (2,364,815)     44,836     280,661    (270,740)     (2,310,058)
                       ----------  ---------- -----------  ----------     -----------
OTHER INCOME (EXPENSE)
 Interest expense       (117,368)           -    (92,991)     (2,000) (7)   (212,359)
 Impairment loss        (563,427)           -          -            -       (563,427)
 Other income (expense)        -      (3,943)       2,321           -         (1,622)
                       ----------  ---------- -----------  ----------     -----------
   Total other income
   (expense), net       (680,795)     (3,943)    (90,670)     (2,000)       (777,408)
                       ----------  ---------- -----------  ----------     -----------
NET INCOME (LOSS)
 BEFORE INCOME TAXES  (3,045,610)      40,893     189,991   (272,740)     (3,087,466)
                       ----------  ---------- -----------  ----------     -----------
PROVISION FOR
 INCOME TAXES                   -      11,513      79,944    (91,457) (3)           -
                       ----------  ---------- -----------  ----------     -----------
NET INCOME (LOSS)     $(3,045,610) $   29,380 $   110,047  $(181,283)    $(3,087,466)
                       =========== ========== ===========  ==========     ===========
BASIC LOSS PER
COMMON SHARE           $   (0.057)        N/A         N/A  $  (0.004)
                       =========== ========== ===========  ==========
WEIGHTED AVERAGE
 NUMBER OF COMMON
 SHARES OUTSTANDING    53,153,166         N/A         N/A 881,486,499
                       =========== ========== ===========  ==========

     See accompanying notes to unaudited proforma financial statements.

               MT Ultimate Healthcare Corp. and Subsidiaries
         Notes to Unaudited Combined Proforma Financial Statements

ASSUMPTIONS AND ADJUSTMENTS

Reverse Takeover - On November 4, 2005, MT Ultimate Healthcare Corp. and iTechexpress, Inc. and the former iTech shareholders entered into a Share Exchange and Reorganization Agreement whereby iTech became a wholly-owned subsidiary of the Company. As part of the transaction, The Company acquired 100% of the issued and outstanding shares of iTech in exchange for 305,000,000 newly issued shares of the Company Common Stock and the promise to issue an additional 523,333,333 shares at such time as the Company has available authorized shares, which is expected to occur in the first quarter of 2006. As the number of shares issued represented approximately 92% of the outstanding Common Stock of the Company after issuance, the transaction has been accounted for as a reverse takeover of the Company by the shareholders of iTech.

Purchase Transaction - On November 7, 2005, iTech entered into a Stock Purchase Agreement with Drug Consultants, Inc., whereby DCI became a wholly owned subsidiary of iTech. As part of the transaction, iTech purchased all of the outstanding shares of DCI from the former shareholder of DCI for a purchase price of $1,800,000, of which $1,600,000 was paid at the closing and $200,000 shall be paid pursuant to a Secured Promissory Note. The Secured Promissory Note is due in one payment of principal together with accrued but unpaid interest (accruing at the rate of seven percent (7%) per annum) on or before January 6, 2006. The Secured Promissory Note is secured by a stock pledge agreement, whereby iTech pledged to the former DCI shareholder 51% of the stock of DCI held by iTech to secure the full and prompt payment and performance by iTech of the Secured Promissory Note. Additionally, any unpaid amount of the Secured Promissory Note if not paid when due, will bear interest at 12% per annum.

PRO FORMA ADJUSTMENTS

The unaudited pro forma financial statements incorporate the following adjustments:

     Adjustment 1
     ------------
     Additional Paid-in Capital             4,696,552
     Common Stock                               1,000
                Common Stock                             828,333
                Accumulated Deficit                    3,869,219

    This adjustment is necessary to record proper equity values of the proforma combined entities as of September 30, 2006, pursuant to reverse merger accounting. The adjustment is to record the issuance of 828,333,333 shares of MT Ultimate Healthcare Corp. at par value of $.001 per share issued to acquire 100% of the outstanding common stock of iTechexpress, Inc., and as a result, to eliminate the common stock of iTechexpress, Inc. ($1,000) and the accumulated deficit of MT Ultimate Healthcare Corp. ($3,869,219) as of September 30, 2005, which are eliminated pursuant to reverse merger accounting, and to adjust Additional Paid-in Capital to reflect the cumulative effect of the other equity account adjustments.

     Adjustment 2
     -------------
     Accounts Payable                         65,000
     Common Stock                            200,000
     Additional Paid-in Capital              182,944
     Accumulated Equity                      103,354
     Customer-related intangible           1,353,702
     Goodwill                                536,000
                Deferred tax liability                  536,000
                Note Payable                            200,000
                Acquisition Payable                   1,705,000


   This adjustment is necessary to record the purchase of Drug Consultants, Inc. on the Proforma Balance Sheet as of September 30, 2005. The adjustment is to record the purchase of Drug Consultants, Inc. which requires the elimination of the Common Stock ($200,000), Additional Paid-in Capital ($182,944) and Retained Earnings ($103,354) balances of Drug Consultants, Inc. as of September 30, 2005, the recording of the estimated value of the Customer-related intangibles ($1,353,702) and the recording of goodwill and deferred tax liabilities related to the difference between the assigned book values and the tax basis of the Customer-related intangibles for tax purposes ($536,000). The total consideration was $1,800,000 plus $105,000 in transactions costs, or a total of $1,905,000, recorded as a $200,000 Note Payable and $1,705,000 Acquisition Payable. The reversal of Accounts Payable relates to transaction costs previously recorded and now treated as part of the Acquisition Payable.

     Adjustment 3
     ------------
     Income tax receivable                   91,457
                Provision for Income Taxes              91,457

    This adjustment is necessary to eliminate the tax provision of Drug Consultants, Inc. due to proforma consolidated losses of the combined
entities which would eliminate any taxes due.   The adjustment is to record
the income tax receivable and eliminate the provision for income taxes of Drug Consultants, Inc. due to consolidated losses of the combined entities for the year ended December 31, 2004.

     Adjustment 4
     ------------
     Income tax receivable                  116,209
                Provision for Income Taxes             116,209

    This adjustment is necessary to eliminate the tax provision of Drug Consultants, Inc. due to proforma consolidated losses of the combined
entities which would eliminate any taxes due.   The adjustment is to record
the income tax receivable and eliminate the provision for income taxes of Drug Consultants, Inc. due to consolidated losses of the combined entities for the nine months ended September 30, 2005.

     Adjustment 5
     ------------
     Intangible amortization                270,740
                Customer-related intangible            270,740

    This adjustment is necessary to record the amortization of the Customer-related intangible recorded as a result of the purchase of Drug Consultants, Inc. The adjustment is to record amortization of the Customer-related intangible from the purchase of Drug Consultants, Inc. for the year ended December 31, 2004. The amortization period is five years.

     Adjustment 6
     ------------
     Intangible amortization                203,055
                Customer-related intangible            203,055

    This adjustment is necessary to record the amortization of the Customer-related intangible recorded as a result of the purchase of Drug Consultants, Inc. The adjustment is to record amortization of the Customer-related intangible from the purchase of Drug Consultants, Inc. for the nine months ended September 30, 2005. The amortization period is five years.


     Adjustment 7
     ------------
     Interest                                 2,000
                Accrued interest                         2,000

    This adjustment is record the interest on the notes payable consideration for the purchase of Drug Consultants, Inc. The adjustment is to record interest expense on purchase notes payable of $200,000 at 6% interest rate for the assumed two months outstanding for the year ended December 31, 2004.

     Adjustment 8
     ------------
     Interest                                 2,000
                Accrued interest                         2,000

    This adjustment is record the interest on the notes payable consideration for the purchase of Drug Consultants, Inc. The adjustment is to record interest expense on purchase notes payable of $200,000 at 6% interest rate for the assumed two months outstanding for the nine months ended September 30, 2005.